Exhibit 99.1
KELLY SERVICES® REPORTS 2nd QUARTER RESULTS

TROY, MI (August 6, 2014) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the second quarter of 2014.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2014 totaled $1.4 billion, a 3.2% increase compared to the corresponding quarter of 2013.

Earnings from operations for the second quarter of 2014 totaled $5.9 million, compared to $16.4 million reported for the second quarter of 2013. Included in the results of operations in the second quarter of 2014 are restructuring charges of $1.8 million. The results of operations in the second quarter of 2013 included impairment charges of $1.7 million and restructuring charges of $0.8 million. Excluding the impairment and restructuring charges, earnings from operations were $7.7 million in the second quarter of 2014, compared to adjusted earnings of $18.9 million last year.

Diluted earnings per share in the second quarter of 2014 were $0.07 compared to $0.26 per share in the second quarter of 2013. Adjusted earnings per share were $0.10 in the second quarter of 2014 compared to $0.33 in the second quarter of 2013.

“Our second quarter results aligned with our expectations, and we’re pleased with how we’ve executed our strategy in the first half of 2014,” said Camden. “Our investments in OCG continue to yield double-digit revenue, GP, and earnings growth, confirming this segment is meeting the market’s increased demand for higher-margin talent supply chain solutions. We’re also making the aggressive investments needed to drive growth in specialty staffing across our local US markets, while continuing to invest in the success of our large account base.”

Kelly also reported that on August 5, its board of directors declared a dividend of $0.05 per share. The dividend is payable September 8 to shareholders of record as of the close of business on August 18.

In conjunction with its second quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on August 6, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, our ability to retain the services of our senior management, local management and field personnel, our ability to adequately protect our intellectual property rights, including our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the net financial impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration and/or reinstatement of the U.S. work opportunity credit program), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provided employment to approximately 540,000 employees in 2013. Revenue in 2013 was $5.4 billion. Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JUNE 29, 2014 AND JUNE 30, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014	2013	Change		% Change

Revenue from services	$1,410.5	$1,366.9	$43.6		3.2%

Cost of services	1,182.4	1,146.2	36.2		3.2

Gross profit	228.1	220.7	7.4		3.4

Selling, general and administrative expenses	222.2	202.6	19.6		9.7

Asset impairments	—	1.7	(1.7)		(100.0)

Earnings from operations	5.9	16.4	(10.5)		(64.8)

Other expense, net	0.3	1.6	(1.3)		84.0

Earnings before taxes	5.6	14.8	(9.2)		(62.7)

Income tax expense	2.8	4.8	(2.0)		(41.8)

Net earnings	$2.8	$10.0	$(7.2)		(72.6)%

Basic earnings per share	$0.07	$0.26	$(0.19)		(73.1)%
Diluted earnings per share	$0.07	$0.26	$(0.19)		(73.1)%

STATISTICS:

Gross profit rate	16.2%	16.1%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	15.8	14.8	1.0
% of gross profit	97.5	91.8	5.7

% Return:
Earnings from operations	0.4	1.2	(0.8)
Earnings before taxes	0.4	1.1	(0.7)
Net earnings	0.2	0.7	(0.5)

Effective income tax rate	50.2%	32.2%	18.0	pts.

Average number of shares outstanding
(millions):
Basic	37.4	37.2
Diluted	37.4	37.2

Shares adjusted for nonvested restricted awards
(millions):
Basic	38.5	38.2
Diluted	38.6	38.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JUNE 29, 2014 AND JUNE 30, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014	2013	Change		% Change

Revenue from services	$2,741.3	$2,681.7	$59.6		2.2%

Cost of services	2,290.9	2,244.1	46.8		2.1

Gross profit	450.4	437.6	12.8		2.9

Selling, general and administrative expenses	438.2	412.4	25.8		6.3

Asset impairments	—	1.7	(1.7)		(100.0)

Earnings from operations	12.2	23.5	(11.3)		(48.9)

Other expense, net	2.0	2.6	(0.6)		26.2

Earnings before taxes	10.2	20.9	(10.7)		(51.7)

Income tax expense (benefit)	4.9	(2.0)	6.9		338.4

Net earnings	$5.3	$22.9	$(17.6)		(77.0)%

Basic earnings per share	$0.14	$0.60	$(0.46)		(76.7)%
Diluted earnings per share	$0.14	$0.60	$(0.46)		(76.7)%

STATISTICS:

Gross profit rate	16.4%	16.3%	0.1	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.4	0.6
% of gross profit	97.3	94.3	3.0

% Return:
Earnings from operations	0.4	0.9	(0.5)
Earnings before taxes	0.4	0.8	(0.4)
Net earnings	0.2	0.9	(0.7)

Effective income tax rate	47.9%	(9.7)%	57.6	pts.

Average number of shares outstanding
(millions):
Basic	37.4	37.2
Diluted	37.4	37.2

Shares adjusted for nonvested restricted awards
(millions):
Basic	38.5	38.2
Diluted	38.6	38.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$661.1	$648.8	1.9%		2.8%
Staffing fee-based income included in revenue from services	3.4	3.2	4.5		6.3
Gross profit	96.5	94.2	2.5		3.3

Gross profit rate	14.6%	14.5%	0.1	pts.

PT
Revenue from services	$244.2	$251.2	(2.8)%		(2.6)%
Staffing fee-based income included in revenue from services	3.7	3.5	5.4		6.1
Gross profit	39.0	39.0	—		0.2

Gross profit rate	16.0%	15.5%	0.5	pts.

Total Americas
Revenue from services	$905.3	$900.0	0.6%		1.3%
Staffing fee-based income included in revenue from services	7.1	6.7	5.0		6.2
Gross profit	135.5	133.2	1.8		2.4
Total SG&A expenses	112.6	102.5	9.9		10.6
Earnings from operations	22.9	30.7	(25.5)

Gross profit rate	15.0%	14.8%	0.2	pts.
Expense rates:
% of revenue	12.4	11.4	1.0
% of gross profit	83.1	77.0	6.1
Return on sales	2.5	3.4	(0.9)

EMEA
Commercial
Revenue from services	$237.0	$219.8	7.8%		4.6%
Staffing fee-based income included in revenue from services	5.0	5.0	1.0		0.9
Gross profit	34.5	33.8	2.1		(0.9)

Gross profit rate	14.6%	15.4%	(0.8)	pts.

PT
Revenue from services	$49.7	$43.1	15.1%		10.3%
Staffing fee-based income included in revenue from services	3.6	3.8	(6.3)		(7.0)
Gross profit	11.3	10.5	7.0		3.7

Gross profit rate	22.6%	24.4%	(1.8)	pts.

Total EMEA
Revenue from services	$286.7	$262.9	9.0%		5.5%
Staffing fee-based income included in revenue from services	8.6	8.8	(2.2)		(2.5)
Gross profit	45.8	44.3	3.2		0.2
SG&A expenses excluding restructuring charges	42.3	39.9	5.9
Restructuring charges	0.8	—	NM
Total SG&A expenses	43.1	39.9	7.8		4.4
Earnings from operations	2.7	4.4	(38.5)
Earnings from operations excluding restructuring charges	3.5	4.4	(20.6)

Gross profit rate	16.0%	16.9%	(0.9)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.7	15.2	(0.5)
% of gross profit	92.3	90.0	2.3
Return on sales (excluding restructuring charges)	1.2	1.7	(0.5)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$86.5	$87.7	(1.3)%		1.5%
Staffing fee-based income included in revenue from services	2.0	2.5	(20.8)		(17.5)
Gross profit	11.7	12.5	(6.8)		(4.2)

Gross profit rate	13.5%	14.3%	(0.8)	pts.

PT
Revenue from services	$10.0	$10.0	(0.2)%		3.9%
Staffing fee-based income included in revenue from services	2.1	2.5	(14.2)		(10.7)
Gross profit	3.3	3.8	(11.4)		(7.7)

Gross profit rate	33.2%	37.4%	(4.2)	pts.

Total APAC
Revenue from services	$96.5	$97.7	(1.2)%		1.8%
Staffing fee-based income included in revenue from services	4.1	5.0	(17.5)		(14.1)
Gross profit	15.0	16.3	(7.8)		(5.0)
SG&A expenses excluding restructuring charges	14.8	15.4	(3.5)
Restructuring charges	1.0	—	NM
Total SG&A expenses	15.8	15.4	3.3		7.1
Earnings from operations	(0.8)	0.9	NM
Earnings from operations excluding restructuring charges	0.2	0.9	(82.8)

Gross profit rate	15.5%	16.6%	(1.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.4	15.7	(0.3)
% of gross profit	99.0	94.5	4.5
Return on sales (excluding restructuring charges)	0.2	0.9	(0.7)

OCG
Revenue from services	$137.9	$118.3	16.5%		16.8%
Gross profit	32.9	27.7	18.6		(18.5)
SG&A expenses excluding restructuring charges	31.1	26.9	15.3
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	31.1	27.7	12.2		12.1
Asset impairments	—	1.7	(100.0)
Earnings from operations	1.8	(1.7)	NM
Earnings from operations excluding restructuring charges	1.8	(0.9)	NM

Gross profit rate	23.9%	23.4%	0.5	pts.
Expense rates (excluding restructuring charges):
% of revenue	22.5	22.8	(0.3)
% of gross profit	94.4	97.1	(2.7)
Return on sales (excluding restructuring charges)	1.3	(0.7)	2.0

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$1,274.3	$1,287.1	(1.0)%		—%
Staffing fee-based income included in revenue from services	6.6	6.5	2.9		5.0
Gross profit	188.3	187.7	0.3		1.3

Gross profit rate	14.8%	14.6%	0.2	pts.

PT
Revenue from services	$480.6	$493.8	(2.7)%		(2.5)%
Staffing fee-based income included in revenue from services	7.3	6.9	6.1		6.8
Gross profit	78.8	77.3	2.0		2.2

Gross profit rate	16.4%	15.6%	0.8	pts.

Total Americas
Revenue from services	$1,754.9	$1,780.9	(1.5)%		(0.7)%
Staffing fee-based income included in revenue from services	13.9	13.4	4.5		5.9
Gross profit	267.1	265.0	0.8		1.6
Total SG&A expenses	222.1	210.4	5.6		6.4
Earnings from operations	45.0	54.6	(17.7)

Gross profit rate	15.2%	14.9%	0.3	pts.
Expense rates:
% of revenue	12.7	11.8	0.9
% of gross profit	83.2	79.4	3.8
Return on sales	2.6	3.1	(0.5)

EMEA
Commercial
Revenue from services	$458.9	$420.8	9.1%		7.0%
Staffing fee-based income included in revenue from services	9.8	10.3	(4.7)		(3.5)
Gross profit	67.4	64.9	3.9		2.0

Gross profit rate	14.7%	15.4%	(0.7)	pts.

PT
Revenue from services	$97.4	$86.6	12.4%		8.6%
Staffing fee-based income included in revenue from services	7.2	7.8	(7.6)		(7.5)
Gross profit	22.4	21.2	5.4		3.0

Gross profit rate	23.0%	24.5%	(1.5)	pts.

Total EMEA
Revenue from services	$556.3	$507.4	9.6%		7.3%
Staffing fee-based income included in revenue from services	17.0	18.1	(6.0)		(5.2)
Gross profit	89.8	86.1	4.3		2.3
SG&A expenses excluding restructuring charges	84.2	82.1	2.6
Restructuring charges	0.8	(0.2)	NM
Total SG&A expenses	85.0	81.9	3.7		1.4
Earnings from operations	4.8	4.2	15.0
Earnings from operations excluding restructuring charges	5.6	4.0	38.6

Gross profit rate	16.1%	17.0%	(0.9)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.1	16.2	(1.1)
% of gross profit	93.7	95.2	(1.5)
Return on sales (excluding restructuring charges)	1.0	0.8	0.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$169.5	$169.2	0.2%		5.3%
Staffing fee-based income included in revenue from services	3.9	4.7	(17.9)		(12.4)
Gross profit	24.0	24.1	(0.4)		4.7

Gross profit rate	14.2%	14.2%	—	pts.

PT
Revenue from services	$18.6	$20.2	(7.8)%		(1.7)%
Staffing fee-based income included in revenue from services	3.8	4.5	(14.5)		(9.1)
Gross profit	6.1	7.1	(13.8)		(8.1)

Gross profit rate	32.7%	34.9%	(2.2)	pts.

Total APAC
Revenue from services	$188.1	$189.4	(0.7)%		4.5%
Staffing fee-based income included in revenue from services	7.7	9.2	(16.3)		(10.8)
Gross profit	30.1	31.2	(3.4)		1.8
SG&A expenses excluding restructuring charges	29.1	31.0	(5.7)
Restructuring charges	1.0	0.2	364.2
Total SG&A expenses	30.1	31.2	(2.9)		2.9
Earnings from operations	—	—	NM
Earnings from operations excluding restructuring charges	1.0	0.2	335.1

Gross profit rate	16.0%	16.4%	(0.4)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.5	16.3	(0.8)
% of gross profit	97.0	99.3	(2.3)
Return on sales (excluding restructuring charges)	0.5	0.1	0.4

OCG
Revenue from services	$272.3	$225.7	20.6%		21.1%
Gross profit	65.5	56.9	15.1		15.3
SG&A expenses excluding restructuring charges	62.5	53.6	16.6
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	62.5	54.4	15.0		15.2
Asset impairments	—	1.7	(100.0)
Earnings from operations	3.0	0.8	226.9
Earnings from operations excluding restructuring charges	3.0	1.6	82.1

Gross profit rate	24.1%	25.2%	(1.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	22.9	23.7	(0.8)
% of gross profit	95.4	94.1	1.3
Return on sales (excluding restructuring charges)	1.1	0.7	0.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	June 29, 2014	Dec. 29, 2013	June 30, 2013
Current Assets
Cash and equivalents	$62.8	$125.7	$70.3
Trade accounts receivable, less allowances of
$9.2, $9.9 and $9.8, respectively	1,132.9	1,023.1	1,038.8
Prepaid expenses and other current assets	57.6	52.2	60.0
Deferred taxes	31.5	35.5	39.0
Total current assets	1,284.8	1,236.5	1,208.1

Property and Equipment, Net	91.4	92.0	87.2

Noncurrent Deferred Taxes	130.8	121.7	103.1

Goodwill, Net	90.3	90.3	90.3

Other Assets	295.7	258.1	227.8

Total Assets	$1,893.0	$1,798.6	$1,716.5

Current Liabilities
Short-term borrowings	$89.5	$28.3	$83.2
Accounts payable and accrued liabilities	328.4	342.4	289.2
Accrued payroll and related taxes	300.5	294.9	277.9
Accrued insurance	25.2	27.6	31.2
Income and other taxes	74.9	68.8	64.9

Total current liabilities	818.5	762.0	746.4

Noncurrent Liabilities
Accrued insurance	44.7	46.0	41.4
Accrued retirement benefits	147.4	134.7	123.2
Other long-term liabilities	41.9	33.3	28.2

Total noncurrent liabilities	234.0	214.0	192.8

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(55.5)	(56.2)	(60.6)
Paid-in capital	29.0	26.0	28.9
Earnings invested in the business	752.8	751.3	719.1
Accumulated other comprehensive income	74.1	61.4	49.8

Total stockholders' equity	840.5	822.6	777.3

Total Liabilities and Stockholders' Equity	$1,893.0	$1,798.6	$1,716.5

STATISTICS:
Working Capital	$466.3	$474.5	$461.7
Current Ratio	1.6	1.6	1.6
Debt-to-capital %	9.6%	3.3%	9.7%
Global Days Sales Outstanding	57	52	54

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JUNE 29, 2014 AND JUNE 30, 2013
(UNAUDITED)
(In millions of dollars)

	2014	2013
Cash flows from operating activities:
Net earnings	$5.3	$22.9
Noncash adjustments:
Impairment of assets	—	1.7
Depreciation and amortization	10.8	10.5
Provision for bad debts	2.6	0.5
Stock-based compensation	3.5	2.6
Other, net	0.7	0.7
Changes in operating assets and liabilities	(130.4)	(53.1)

Net cash used in operating activities	(107.5)	(14.2)

Cash flows from investing activities:
Capital expenditures	(8.9)	(7.7)
Investment in equity affiliate	(5.4)	—
Other investing activities	0.4	(0.2)

Net cash used in investing activities	(13.9)	(7.9)

Cash flows from financing activities:
Net change in short-term borrowings	61.2	19.1
Dividend payments	(3.8)	(3.8)

Net cash from financing activities	57.4	15.3

Effect of exchange rates on cash and equivalents	1.1	0.8

Net change in cash and equivalents	(62.9)	(6.0)
Cash and equivalents at beginning of period	125.7	76.3

Cash and equivalents at end of period	$62.8	$70.3

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$888.3	$864.3	2.8%	2.8%
Canada	49.6	55.0	(9.8)	(3.9)
Mexico	34.6	35.9	(3.4)	0.5
Puerto Rico	27.6	26.1	5.8	5.8
Brazil	13.7	13.4	1.9	14.4
Total Americas	1,013.8	994.7	1.9	2.6

EMEA
France	69.3	62.3	11.2	5.9
Switzerland	66.7	63.6	5.0	(0.9)
Russia	32.8	34.6	(5.1)	4.8
Portugal	32.5	21.1	53.7	46.5
United Kingdom	28.4	25.8	10.1	0.5
Italy	16.6	14.7	12.8	7.5
Germany	16.5	15.9	4.3	(0.7)
Norway	14.4	15.4	(6.2)	(3.7)
Other	18.0	17.3	3.7	(0.4)
Total EMEA	295.2	270.7	9.1	5.6

APAC
Singapore	31.1	28.0	11.0	11.2
Australia	30.0	35.3	(15.0)	(9.8)
Malaysia	16.8	17.2	(2.5)	2.8
New Zealand	13.2	12.0	10.1	5.0
Other	10.4	9.0	15.1	25.9
Total APAC	101.5	101.5	(0.1)	3.1

Total Kelly Services, Inc.	$1,410.5	$1,366.9	3.2%	3.2%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$1,728.2	$1,703.8	1.4%	1.4%
Canada	96.3	111.0	(13.3)	(6.4)
Mexico	65.3	66.3	(1.5)	2.9
Puerto Rico	52.7	49.2	7.1	7.1
Brazil	29.6	31.9	(7.2)	6.1
Total Americas	1,972.1	1,962.2	0.5	1.2

EMEA
France	132.1	119.6	10.5	5.8
Switzerland	129.0	117.0	10.3	4.9
Russia	67.7	69.1	(2.0)	10.7
Portugal	59.1	38.9	51.9	45.3
United Kingdom	56.2	51.6	8.9	0.7
Germany	33.2	31.9	4.2	(0.2)
Italy	31.5	29.8	5.7	1.2
Norway	28.8	30.2	(4.7)	0.5
Other	35.1	34.7	1.0	(2.5)
Total EMEA	572.7	522.8	9.6	7.2

APAC
Singapore	61.4	54.1	13.5	15.0
Australia	56.5	68.0	(17.0)	(8.1)
Malaysia	33.3	33.9	(1.6)	4.5
New Zealand	25.5	23.5	8.8	6.1
Other	19.8	17.2	14.9	28.5
Total APAC	196.5	196.7	(0.1)	5.3

Total Kelly Services, Inc.	$2,741.3	$2,681.7	2.2%	2.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JUNE 29, 2014 AND JUNE 30, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,410.5	$—	$1,410.5	$1,366.9	3.2%

Cost of services	1,182.4	—	1,182.4	1,146.2	3.2

Gross profit	228.1	—	228.1	220.7	3.4

SG&A expenses	222.2	(1.8)	220.4	201.8	9.2

Earnings from operations	5.9	1.8	7.7	18.9	(59.5)

Other expense, net	0.3	—	0.3	1.6	84.0

Earnings before taxes	5.6	1.8	7.4	17.3	(57.1)

Inc. tax expense (benefit)	2.8	0.6	3.4	4.8	(28.2)

Net earnings	$2.8	$1.2	$4.0	$12.5	(68.2)%

Earnings per share:
Basic	$0.07	$0.03	$0.10	$0.33	(69.7)%
Diluted	$0.07	$0.03	$0.10	$0.33	(69.7)%

	2013
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings

Revenue from services	$1,366.9	$—	$—	$1,366.9

Cost of services	1,146.2	—	—	1,146.2

Gross profit	220.7	—	—	220.7

SG&A expenses	202.6	(0.8)	—	201.8

Asset impairments	1.7	—	(1.7)	—

Earnings from operations	16.4	0.8	1.7	18.9

Other expense, net	1.6	—	—	1.6

Earnings before taxes	14.8	0.8	1.7	17.3

Inc. tax expense (benefit)	4.8	—	—	4.8

Net earnings	$10.0	$0.8	$1.7	$12.5

Earnings per share:
Basic	$0.26	$0.02	$0.04	$0.33
Diluted	$0.26	$0.02	$0.04	$0.33

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 26 WEEKS ENDED JUNE 29, 2014 AND JUNE 30, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$2,741.3	$—	$2,741.3	$2,681.7	2.2%

Cost of services	2,290.9	—	2,290.9	2,244.1	2.1

Gross profit	450.4	—	450.4	437.6	2.9

SG&A expenses	438.2	(1.8)	436.4	411.6	6.1

Earnings from operations	12.2	1.8	14.0	26.0	(46.5)

Other expense, net	2.0	—	2.0	2.6	26.2

Earnings before taxes	10.2	1.8	12.0	23.4	(48.8)

Inc. tax expense (benefit)	4.9	0.6	5.5	(1.9)	384.4

Net earnings	$5.3	$1.2	$6.5	$25.3	(74.4)%

Earnings per share:
Basic	$0.14	$0.03	$0.17	$0.66	(74.2)%
Diluted	$0.14	$0.03	$0.17	$0.66	(74.2)%

	2013
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings

Revenue from services	$2,681.7	$—	$—	$2,681.7

Cost of services	2,244.1	—	—	2,244.1

Gross profit	437.6	—	—	437.6

SG&A expenses	412.4	(0.8)	—	411.6

Asset impairments	1.7	—	(1.7)	—

Earnings from operations	23.5	0.8	1.7	26.0

Other expense, net	2.6	—	—	2.6

Earnings before taxes	20.9	0.8	1.7	23.4

Inc. tax expense (benefit)	(2.0)	0.1	—	(1.9)

Net earnings	$22.9	$0.7	$1.7	$25.3

Earnings per share:
Basic	$0.60	$0.02	$0.04	$0.66
Diluted	$0.60	$0.02	$0.04	$0.66

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges and asset impairment charges is useful to understand the Company's fiscal 2014 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 relate to costs incurred for exiting the staffing business in Sweden and closing branches in Australia. Restructuring charges in 2013 relate to the Company's decision to exit the executive search business operating in Germany, and primarily relate to severance costs from exiting this business.

(2) Asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany.